Shelton Funds

(the “Trust”)

Supplement dated August 20, 2025 to the

Prospectus and Statement of Additional Information (“SAI”), each dated

January 1, 2025

Effective August 14, 2025, William Mock no longer serves as a Portfolio Manager of the Green California Tax-Free Income Fund, the U.S. Government Securities Fund, or The United States Treasury Trust, or as Treasurer of the Trust. Accordingly, all references to Mr. Mock in the Prospectus and SAI are hereby deleted in their entirety.

The Board of Trustees of the Trust appointed Trevor Shippee to serve as Treasurer of the Trust effective August 14, 2025. Accordingly, the following information is added to the “Officers” table in the SAI:

OFFICERS
Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation During Past 5 Years
Trevor Shippee* 1991	Treasurer	Since 2025	Director, Investment Operations, Shelton Capital Management 2021 to present; Associate of Business Development, Pacific Current Group, 2018-2021

Please retain this supplement with your Prospectus and SAI